RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2015

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director – Corporate Finance
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Gross Premiums Written and Managed Premiums	6 - 7
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	8 - 9

Balance Sheets
a.	Summary Consolidated Balance Sheets	10

Investments
a.	Investment Portfolio - Composition	11
b.	Summary of Other Investments	12
c.	Total Investment Result	13
d.	Investment Portfolio - Effective Yield and Credit Rating	14
e.	Investment Portfolio - Change in Portfolio Composition	15
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	16

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	17
b.	Paid to Incurred Analysis	18

Other Items
a.	Earnings per Share	19
b.	Equity in Earnings of Other Ventures	20
c.	Other Income (Loss)	20
d.	Ratings	21

Comments on Regulation G		22 - 23

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 and 23 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. ("RenaissanceRe" or the "Company") is a global provider of reinsurance and insurance. The Company has the following reportable segments: (1) Catastrophe Reinsurance, which includes catastrophe reinsurance and certain property catastrophe joint ventures managed by the Company’s ventures unit; (2) Specialty Reinsurance, which includes specialty reinsurance and certain specialty joint ventures managed by the Company’s ventures unit; and (3) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
On March 2, 2015, RenaissanceRe acquired Platinum Underwriters Holdings, Ltd. (“Platinum") pursuant to a definitive merger agreement entered into on November 23, 2014. As a result of the acquisition, Platinum and its subsidiaries became wholly-owned subsidiaries of RenaissanceRe, including Platinum Underwriters Bermuda, Ltd. ("Platinum Bermuda") and Renaissance Reinsurance U.S. Inc., formerly known as Platinum Underwriters Reinsurance, Inc. ("Renaissance Reinsurance U.S."). The Company accounted for the acquisition of Platinum under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic Business Combinations and the Company's consolidated results of operations include those of Platinum from March 2, 2015.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Twelve months ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Highlights
Gross premiums written	$336,093	$132,780	$2,011,310	$1,550,572
Net premiums written	$236,651	$111,769	$1,416,183	$1,068,236
Net premiums earned	$361,575	$256,487	$1,400,551	$1,062,416
Net claims and claim expenses incurred	102,013	(12,003)	448,238	197,947
Acquisition expenses	55,399	39,749	238,592	144,476
Operating expenses	64,300	55,202	219,112	190,639
Underwriting income	$139,863	$173,539	$494,609	$529,354

Net investment income	$45,918	$25,886	$152,567	$124,316
Net realized and unrealized (losses) gains on investments	(42,817)	30,475	(68,918)	41,433
Change in net unrealized gains on fixed maturity investments available for sale	(257)	(292)	(1,243)	(855)
Total investment result	$2,844	$56,069	$82,406	$164,894

Net income available to RenaissanceRe common shareholders	$92,206	$170,767	$408,811	$510,337
Operating income available to RenaissanceRe common shareholders (1)	$135,023	$140,292	$477,729	$468,904

Total assets	$11,560,871	$8,203,550	$11,560,871	$8,203,550
Total shareholders' equity attributable to RenaissanceRe	$4,732,184	$3,865,715	$4,732,184	$3,865,715

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$2.09	$4.42	$9.28	$12.60
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.07	$3.62	$10.86	$11.56
Dividends per common share	$0.30	$0.29	$1.20	$1.16
Book value per common share	$99.13	$90.15	$99.13	$90.15
Tangible book value per common share (1)	$92.54	$89.29	$92.54	$89.29
Tangible book value per common share plus accumulated dividends (1)	$108.02	$103.57	$108.02	$103.57
Change in tangible book value per common share plus change in accumulated dividends (1)	2.3%	5.5%	5.0%	13.9%

Financial ratios
Net claims and claim expense ratio - current accident year	38.4%	28.3%	43.6%	32.2%
Net claims and claim expense ratio - prior accident years	(10.2)%	(33.0)%	(11.6)%	(13.6)%
Net claims and claim expense ratio - calendar year	28.2%	(4.7)%	32.0%	18.6%
Underwriting expense ratio	33.1%	37.0%	32.7%	31.6%
Combined ratio	61.3%	32.3%	64.7%	50.2%
Operating return on average common equity - annualized (1)	12.5%	16.5%	11.4%	13.7%
Total investment return - annualized	0.1%	3.3%	0.9%	2.4%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenues
Gross premiums written	$336,093	$369,642	$661,997	$643,578	$132,780
Net premiums written	$236,651	$266,820	$508,677	$404,035	$111,769
Decrease (increase) in unearned premiums	124,924	95,568	(128,849)	(107,275)	144,718
Net premiums earned	361,575	362,388	379,828	296,760	256,487
Net investment income	45,918	28,338	38,604	39,707	25,886
Net foreign exchange gains (losses)	1,203	616	(1,740)	(3,130)	(107)
Equity in earnings of other ventures	3,296	5,730	6,160	5,295	4,838
Other income	8,200	2,306	1,427	1,539	1,219
Net realized and unrealized (losses) gains on investments	(42,817)	(41,138)	(26,712)	41,749	30,475
Total revenues	377,375	358,240	397,567	381,920	318,798
Expenses
Net claims and claim expenses incurred	102,013	100,028	169,344	76,853	(12,003)
Acquisition expenses	55,399	78,126	61,666	43,401	39,749
Operational expenses	64,300	54,518	54,673	45,621	55,202
Corporate expenses	10,982	7,502	13,032	45,598	10,583
Interest expense	10,359	10,362	9,698	5,251	4,289
Total expenses	243,053	250,536	308,413	216,724	97,820
Income before taxes	134,322	107,704	89,154	165,196	220,978
Income tax (expense) benefit	(8,453)	4,573	1,842	47,904	(401)
Net income	125,869	112,277	90,996	213,100	220,577
Net income attributable to noncontrolling interests	(28,068)	(31,153)	(12,167)	(39,662)	(44,215)
Net income attributable to RenaissanceRe	97,801	81,124	78,829	173,438	176,362
Dividends on preference shares	(5,595)	(5,595)	(5,596)	(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders	$92,206	$75,529	$73,233	$167,843	$170,767

Net income available to RenaissanceRe common shareholders per common share - basic	$2.11	$1.68	$1.60	$4.18	$4.46
Net income available to RenaissanceRe common shareholders per common share - diluted	$2.09	$1.66	$1.59	$4.14	$4.42
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.07	$2.58	$2.18	$3.10	$3.62

Operating return on average common equity - annualized (1)	12.5%	10.7%	9.1%	12.9%	16.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Twelve months ended
	December 31, 2015	December 31, 2014
Revenues
Gross premiums written	$2,011,310	$1,550,572
Net premiums written	$1,416,183	$1,068,236
Increase in unearned premiums	(15,632)	(5,820)
Net premiums earned	1,400,551	1,062,416
Net investment income	152,567	124,316
Net foreign exchange (losses) gains	(3,051)	6,260
Equity in earnings of other ventures	20,481	26,075
Other income (loss)	13,472	(423)
Net realized and unrealized (losses) gains on investments	(68,918)	41,433
Total revenues	1,515,102	1,260,077
Expenses
Net claims and claim expenses incurred	448,238	197,947
Acquisition expenses	238,592	144,476
Operational expenses	219,112	190,639
Corporate expenses	77,114	22,987
Interest expense	35,670	17,164
Total expenses	1,018,726	573,213
Income before taxes	496,376	686,864
Income tax benefit (expense)	45,866	(608)
Net income	542,242	686,256
Net income attributable to noncontrolling interests	(111,050)	(153,538)
Net income attributable to RenaissanceRe	431,192	532,718
Dividends on preference shares	(22,381)	(22,381)
Net income available to RenaissanceRe common shareholders	$408,811	$510,337

Net income available to RenaissanceRe common shareholders per common share - basic	$9.36	$12.77
Net income available to RenaissanceRe common shareholders per common share - diluted	$9.28	$12.60
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$10.86	$11.56

Operating return on average common equity - annualized (1)	11.4%	13.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended December 31, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$12,326	$267,375	$56,392	$—	$336,093
Net premiums written	$9,057	$183,140	$44,413	$41	$236,651
Net premiums earned	$156,601	$152,137	$52,796	$41	$361,575
Net claims and claim expenses incurred	(9,715)	77,840	34,716	(828)	102,013
Acquisition expenses	6,248	36,439	12,712	—	55,399
Operational expenses	27,528	20,946	15,741	85	64,300
Underwriting income (loss)	$132,540	$16,912	$(10,373)	$784	$139,863

Net claims and claim expenses incurred - current accident year	$18,249	$86,091	$34,549	$—	$138,889
Net claims and claim expenses incurred - prior accident years	(27,964)	(8,251)	167	(828)	(36,876)
Net claims and claim expenses incurred - total	$(9,715)	$77,840	$34,716	$(828)	$102,013

Net claims and claim expense ratio - current accident year	11.7%	56.6%	65.4%		38.4%
Net claims and claim expense ratio - prior accident years	(17.9)%	(5.4)%	0.4%		(10.2)%
Net claims and claim expense ratio - calendar year	(6.2)%	51.2%	65.8%		28.2%
Underwriting expense ratio	21.6%	37.7%	53.8%		33.1%
Combined ratio	15.4%	88.9%	119.6%		61.3%

	Three months ended December 31, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$9,923	$71,911	$50,637	$309	$132,780
Net premiums written	$6,614	$62,233	$42,581	$341	$111,769
Net premiums earned	$130,390	$66,846	$58,909	$342	$256,487
Net claims and claim expenses incurred	(40,762)	10,587	23,406	(5,234)	(12,003)
Acquisition expenses	9,098	16,884	13,624	143	39,749
Operational expenses	29,078	12,516	13,549	59	55,202
Underwriting income	$132,976	$26,859	$8,330	$5,374	$173,539

Net claims and claim expenses incurred - current accident year	$6,605	$30,602	$35,472	$—	$72,679
Net claims and claim expenses incurred - prior accident years	(47,367)	(20,015)	(12,066)	(5,234)	(84,682)
Net claims and claim expenses incurred - total	$(40,762)	$10,587	$23,406	$(5,234)	$(12,003)

Net claims and claim expense ratio - current accident year	5.1%	45.8%	60.2%		28.3%
Net claims and claim expense ratio - prior accident years	(36.4)%	(30.0)%	(20.5)%		(33.0)%
Net claims and claim expense ratio - calendar year	(31.3)%	15.8%	39.7%		(4.7)%
Underwriting expense ratio	29.3%	44.0%	46.2%		37.0%
Combined ratio	(2.0)%	59.8%	85.9%		32.3%
(1) Included in gross premiums written in the Other category is the elimination of inter-segment gross premiums written of $0.3 million for the three months ended December 31, 2014.

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Twelve months ended December 31, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$868,631	$766,051	$376,718	$(90)	$2,011,310
Net premiums written	$557,369	$582,909	$275,953	$(48)	$1,416,183
Net premiums earned	$622,714	$548,810	$229,075	$(48)	$1,400,551
Net claims and claim expenses incurred	75,574	244,495	128,667	(498)	448,238
Acquisition expenses	47,264	135,811	55,269	248	238,592
Operational expenses	93,494	70,525	54,827	266	219,112
Underwriting income (loss)	$406,382	$97,979	$(9,688)	$(64)	$494,609

Net claims and claim expenses incurred - current accident year	$145,951	$336,407	$128,327	$—	$610,685
Net claims and claim expenses incurred - prior accident years	(70,377)	(91,912)	340	(498)	(162,447)
Net claims and claim expenses incurred - total	$75,574	$244,495	$128,667	$(498)	$448,238

Net claims and claim expense ratio - current accident year	23.4%	61.3%	56.0%		43.6%
Net claims and claim expense ratio - prior accident years	(11.3)%	(16.7)%	0.2%		(11.6)%
Net claims and claim expense ratio - calendar year	12.1%	44.6%	56.2%		32.0%
Underwriting expense ratio	22.6%	37.5%	48.0%		32.7%
Combined ratio	34.7%	82.1%	104.2%		64.7%

	Twelve months ended December 31, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$933,969	$346,638	$269,656	$309	$1,550,572
Net premiums written	$541,608	$295,855	$230,429	$344	$1,068,236
Net premiums earned	$590,845	$253,537	$217,666	$368	$1,062,416
Net claims and claim expenses incurred	1,757	88,502	113,825	(6,137)	197,947
Acquisition expenses	43,161	60,936	46,927	(6,548)	144,476
Operational expenses	95,851	43,370	51,115	303	190,639
Underwriting income	$450,076	$60,729	$5,799	$12,750	$529,354

Net claims and claim expenses incurred - current accident year	$67,268	$144,411	$130,066	$—	$341,745
Net claims and claim expenses incurred - prior accident years	(65,511)	(55,909)	(16,241)	(6,137)	(143,798)
Net claims and claim expenses incurred - total	$1,757	$88,502	$113,825	$(6,137)	$197,947

Net claims and claim expense ratio - current accident year	11.4%	57.0%	59.8%		32.2%
Net claims and claim expense ratio - prior accident years	(11.1)%	(22.1)%	(7.5)%		(13.6)%
Net claims and claim expense ratio - calendar year	0.3%	34.9%	52.3%		18.6%
Underwriting expense ratio	23.5%	41.1%	45.0%		31.6%
Combined ratio	23.8%	76.0%	97.3%		50.2%
(1) Included in gross premiums written in the Other category is the elimination of inter-segment gross premiums written of $(0.1) million for the twelve months ended December 31, 2015 (2014 - $0.3 million).

5

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$11,207	$61,479	$243,246	$265,730	$10,569
DaVinci catastrophe premiums	1,119	20,213	142,120	123,517	(646)
Total Catastrophe Reinsurance segment gross premiums written	$12,326	$81,692	$385,366	$389,247	$9,923

Specialty Reinsurance Segment
Credit	$141,939	$66,839	$19,911	$28,711	$19,401
Casualty	93,004	116,851	84,953	62,105	40,150
Property Other	14,176	10,405	23,215	5,209	7,652
Other	18,256	20,277	31,934	28,266	4,708
Total Specialty Reinsurance segment gross premiums written	$267,375	$214,372	$160,013	$124,291	$71,911

Lloyd's Segment
Casualty	$37,161	$41,352	$48,426	$61,971	$30,562
Property Other	14,578	18,717	24,130	23,769	17,179
Catastrophe	2,840	7,465	33,379	25,645	1,985
Credit	274	3,377	1,534	2,585	(119)
Other	1,539	2,667	9,149	16,160	1,030
Total Lloyd's segment gross premiums written	$56,392	$73,578	$116,618	$130,130	$50,637

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$12,326	$81,692	$385,366	$389,247	$9,923
Catastrophe premiums written in the Lloyd's segment	2,840	7,465	33,379	25,645	1,985
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	1,923	1,089	21,411	14,164	3,162
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	—	—	(835)	(5,950)	—
Total managed catastrophe premiums (1)	$17,089	$90,246	$439,321	$423,106	$15,070

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

6

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Twelve months ended
	December 31, 2015	December 31, 2014
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$581,662	$622,934
DaVinci catastrophe premiums	286,969	311,035
Total Catastrophe Reinsurance segment gross premiums written	$868,631	$933,969

Specialty Reinsurance Segment
Casualty	$356,913	$132,535
Credit	257,400	147,720
Property Other	53,005	21,924
Other	98,733	44,459
Total Specialty Reinsurance segment gross premiums written	$766,051	$346,638

Lloyd's Segment
Casualty	$188,910	$131,972
Property Other	81,194	63,631
Catastrophe	69,329	55,366
Credit	7,770	741
Other	29,515	17,946
Total Lloyd's segment gross premiums written	$376,718	$269,656

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$868,631	$933,969
Catastrophe premiums written in the Lloyd's segment	69,329	55,366
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	38,587	42,556
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(6,785)	(7,355)
Total managed catastrophe premiums (1)	$969,762	$1,024,536

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

7

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenues
Gross premiums written	$1,269	$20,326	$143,456	$124,211	$(632)
Net premiums written	$1,244	$14,598	$132,977	$97,365	$(803)
Decrease (increase) in unearned premiums	61,795	47,452	(69,088)	(36,320)	62,175
Net premiums earned	63,039	62,050	63,889	61,045	61,372
Net investment income	7,241	7,171	6,812	6,215	7,599
Net foreign exchange (losses) gains	(225)	(233)	(9)	(585)	831
Net realized and unrealized (losses) gains on investments	(13,120)	(2,044)	(8,630)	12,038	(2,076)
Total revenues	56,935	66,944	62,062	78,713	67,726
Expenses
Net claims and claim expenses incurred	(6,954)	4,675	22,852	1,937	(21,995)
Acquisition expenses	16,883	15,683	13,703	16,540	22,839
Operational and corporate expenses	7,211	7,285	7,081	7,238	7,467
Interest expense	1,813	1,813	1,504	939	933
Total expenses	18,953	29,456	45,140	26,654	9,244
Income before taxes	37,982	37,488	16,922	52,059	58,482
Income tax (expense) benefit	(2)	188	(153)	(36)	(18)
Net income available to DaVinciRe common shareholders	$37,980	$37,676	$16,769	$52,023	$58,464

Net claims and claim expenses incurred - current accident year	$5,477	$9,649	$26,832	$10,109	$701
Net claims and claim expenses incurred - prior accident years	(12,431)	(4,974)	(3,980)	(8,172)	(22,696)
Net claims and claim expenses incurred - total	$(6,954)	$4,675	$22,852	$1,937	$(21,995)

Net claims and claim expense ratio - current accident year	8.7%	15.6%	42.0%	16.6%	1.1%
Net claims and claim expense ratio - prior accident years	(19.7)%	(8.1)%	(6.2)%	(13.4)%	(36.9)%
Net claims and claim expense ratio - calendar year	(11.0)%	7.5%	35.8%	3.2%	(35.8)%
Underwriting expense ratio	38.2%	37.0%	32.5%	38.9%	49.3%
Combined ratio	27.2%	44.5%	68.3%	42.1%	13.5%

8

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Twelve months ended
	December 31, 2015	December 31, 2014
Revenues
Gross premiums written	$289,262	$313,082
Net premiums written	$246,184	$258,478
Decrease in unearned premiums	3,839	17,261
Net premiums earned	250,023	275,739
Net investment income	27,439	28,610
Net foreign exchange (losses) gains	(1,052)	3,646
Net realized and unrealized losses on investments	(11,756)	(1,826)
Total revenues	264,654	306,169
Expenses
Net claims and claim expenses incurred	22,510	(8,045)
Acquisition expenses	62,809	78,609
Operational and corporate expenses	28,815	32,097
Interest expense	6,069	3,737
Total expenses	120,203	106,398
Income before taxes	144,451	199,771
Income tax expense	(3)	(40)
Net income	144,448	199,731
Net income attributable to redeemable noncontrolling interest	—	(288)
Net income available to DaVinciRe common shareholders	$144,448	$199,443

Net claims and claim expenses incurred - current accident year	$52,067	$28,518
Net claims and claim expenses incurred - prior accident years	(29,557)	(36,563)
Net claims and claim expenses incurred - total	$22,510	$(8,045)

Net claims and claim expense ratio - current accident year	20.8%	10.3%
Net claims and claim expense ratio - prior accident years	(11.8)%	(13.2)%
Net claims and claim expense ratio - calendar year	9.0%	(2.9)%
Underwriting expense ratio	36.6%	40.1%
Combined ratio	45.6%	37.2%

9

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Assets
Fixed maturity investments trading, at fair value	$6,765,005	$6,905,302	$6,591,434	$5,982,843	$4,756,685
Fixed maturity investments available for sale, at fair value	17,813	19,905	21,754	25,086	26,885
Total fixed maturity investments, at fair value	6,782,818	6,925,207	6,613,188	6,007,929	4,783,570
Short term investments, at fair value	1,208,401	998,906	1,543,191	1,775,819	1,013,222
Equity investments trading, at fair value	393,877	462,198	493,056	261,656	322,098
Other investments, at fair value	481,621	483,958	504,693	514,906	504,147
Investments in other ventures, under equity method	132,351	129,495	126,139	123,743	120,713
Total investments	8,999,068	8,999,764	9,280,267	8,684,053	6,743,750
Cash and cash equivalents	506,885	524,546	398,090	557,618	525,584
Premiums receivable	778,009	864,198	1,068,819	866,418	440,007
Prepaid reinsurance premiums	230,671	258,445	276,231	233,062	94,810
Reinsurance recoverable	134,526	141,416	136,464	82,696	66,694
Accrued investment income	39,749	40,855	37,480	40,583	26,509
Deferred acquisition costs	199,380	213,599	173,408	146,053	110,059
Receivable for investments sold	220,834	321,756	149,063	121,530	52,390
Other assets	186,595	271,929	257,621	273,851	135,845
Goodwill and other intangibles	265,154	270,213	275,743	281,334	7,902
Total assets	$11,560,871	$11,906,721	$12,053,186	$11,287,198	$8,203,550
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$2,767,045	$2,796,062	$2,847,648	$2,781,568	$1,412,510
Unearned premiums	889,102	1,042,012	1,155,596	983,137	512,386
Debt	966,079	969,221	972,362	826,774	249,522
Reinsurance balances payable	523,974	533,174	512,019	495,045	454,580
Payable for investments purchased	391,378	602,576	511,251	217,986	203,021
Other liabilities	245,145	244,005	228,554	231,968	374,108
Total liabilities	5,782,723	6,187,050	6,227,430	5,536,478	3,206,127
Redeemable noncontrolling interest	1,045,964	1,022,028	988,812	968,431	1,131,708
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	43,701	44,121	46,013	46,026	38,442
Additional paid-in capital	507,674	551,683	750,484	754,941	—
Accumulated other comprehensive income	2,108	2,260	2,993	3,342	3,416
Retained earnings	3,778,701	3,699,579	3,637,454	3,577,980	3,423,857
Total shareholders' equity attributable to RenaissanceRe	4,732,184	4,697,643	4,836,944	4,782,289	3,865,715
Total liabilities, noncontrolling interests and shareholders' equity	$11,560,871	$11,906,721	$12,053,186	$11,287,198	$8,203,550

Book value per common share	$99.13	$97.41	$96.43	$95.21	$90.15

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

TYPE OF INVESTMENT	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
U.S. treasuries	$2,064,944	23.0%	$1,984,841	22.1%	$2,020,746	21.8%	$1,535,746	17.7%	$1,671,471	24.8%
Agencies	137,976	1.5%	131,524	1.5%	144,947	1.6%	152,272	1.8%	96,208	1.4%
Municipal	583,282	6.5%	675,349	7.5%	806,724	8.7%	1,220,206	14.1%	—	—%
Non-U.S. government (Sovereign debt)	334,981	3.7%	393,320	4.4%	370,613	4.0%	329,626	3.8%	280,651	4.2%
Non-U.S. government-backed corporate	138,994	1.5%	172,548	1.9%	172,381	1.9%	151,446	1.7%	146,467	2.2%
Corporate	2,055,323	22.9%	2,141,859	23.8%	1,865,369	20.1%	1,603,024	18.5%	1,610,442	23.9%
Agency mortgage-backed	504,518	5.6%	497,092	5.5%	475,870	5.1%	342,461	3.9%	316,620	4.7%
Non-agency mortgage-backed	270,763	3.0%	268,389	3.0%	263,329	2.8%	268,102	3.1%	253,050	3.7%
Commercial mortgage-backed	561,496	6.2%	552,617	6.1%	426,895	4.6%	361,812	4.2%	381,051	5.7%
Asset-backed	130,541	1.4%	107,668	1.2%	66,314	0.7%	43,234	0.5%	27,610	0.4%
Total fixed maturity investments, at fair value	6,782,818	75.3%	6,925,207	77.0%	6,613,188	71.3%	6,007,929	69.3%	4,783,570	71.0%
Short term investments, at fair value	1,208,401	13.4%	998,906	11.1%	1,543,191	16.6%	1,775,819	20.4%	1,013,222	15.0%
Equity investments trading, at fair value	393,877	4.4%	462,198	5.1%	493,056	5.3%	261,656	3.0%	322,098	4.8%
Other investments, at fair value	481,621	5.4%	483,958	5.3%	504,693	5.4%	514,906	5.9%	504,147	7.5%
Total managed investment portfolio	8,866,717	98.5%	8,870,269	98.5%	9,154,128	98.6%	8,560,310	98.6%	6,623,037	98.3%
Investments in other ventures, under equity method	132,351	1.5%	129,495	1.5%	126,139	1.4%	123,743	1.4%	120,713	1.7%
Total investments	$8,999,068	100.0%	$8,999,764	100.0%	$9,280,267	100.0%	$8,684,053	100.0%	$6,743,750	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$1,017,693	15.0%	$1,029,717	14.9%	$850,676	12.9%	$860,185	14.3%	$561,208	11.7%
AA	3,495,895	51.5%	3,551,893	51.3%	3,622,348	54.8%	3,077,887	51.2%	2,506,760	52.4%
A	779,637	11.5%	1,020,516	14.7%	979,776	14.8%	989,205	16.5%	727,639	15.2%
BBB	765,988	11.3%	659,789	9.5%	558,221	8.4%	515,885	8.6%	444,132	9.3%
Non-investment grade and not rated	723,605	10.7%	663,292	9.6%	602,167	9.1%	564,767	9.4%	543,831	11.4%
Total fixed maturity investments, at fair value	$6,782,818	100.0%	$6,925,207	100.0%	$6,613,188	100.0%	$6,007,929	100.0%	$4,783,570	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$252,257	3.7%	$265,366	3.8%	$219,382	3.3%	$209,392	3.5%	$151,803	3.2%
Due after one through five years	3,833,261	56.5%	3,876,482	56.0%	3,859,616	58.4%	3,220,154	53.6%	2,969,828	62.1%
Due after five through ten years	1,011,132	14.9%	1,028,728	14.9%	970,723	14.7%	1,018,252	16.9%	537,636	11.2%
Due after ten years	218,850	3.3%	328,865	4.7%	331,059	5.0%	544,522	9.1%	145,972	3.0%
Mortgage-backed securities	1,336,777	19.7%	1,318,098	19.0%	1,166,094	17.6%	972,375	16.2%	950,721	19.9%
Asset-backed securities	130,541	1.9%	107,668	1.6%	66,314	1.0%	43,234	0.7%	27,610	0.6%
Total fixed maturity investments, at fair value	$6,782,818	100.0%	$6,925,207	100.0%	$6,613,188	100.0%	$6,007,929	100.0%	$4,783,570	100.0%
Weighted average effective yield of fixed maturity and short term investments	2.2%		1.9%		1.7%		1.6%		1.7%
Average duration of fixed maturities and short term investments	2.3		2.3		2.3		2.3		2.1

11

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
TYPE OF INVESTMENT
Catastrophe bonds	$241,253	$233,223	$228,998	$221,780	$200,329
Private equity partnerships	214,848	226,000	250,796	271,074	281,932
Senior secured bank loan funds	23,231	22,345	22,561	19,679	19,316
Hedge funds	2,289	2,390	2,338	2,373	2,570
Total other investments, at fair value	$481,621	$483,958	$504,693	$514,906	$504,147

TYPE OF INVESTMENT
Catastrophe bonds	50.1%	48.2%	45.4%	43.1%	39.7%
Private equity partnerships	44.6%	46.7%	49.6%	52.6%	56.0%
Senior secured bank loan funds	4.8%	4.6%	4.5%	3.8%	3.8%
Hedge funds	0.5%	0.5%	0.5%	0.5%	0.5%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

12

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Twelve months ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Fixed maturity investments	$38,047	$37,023	$33,791	$25,939	$26,104	$134,800	$100,855
Short term investments	466	267	297	197	217	1,227	944
Equity investments trading	2,038	1,791	1,913	2,604	1,139	8,346	3,450
Other investments
Private equity investments	8,260	(14,617)	5,431	10,381	1,579	9,455	18,974
Other	891	7,373	668	3,540	(463)	12,472	11,037
Cash and cash equivalents	112	80	127	148	95	467	395
	49,814	31,917	42,227	42,809	28,671	166,767	135,655
Investment expenses	(3,896)	(3,579)	(3,623)	(3,102)	(2,785)	(14,200)	(11,339)
Net investment income	45,918	28,338	38,604	39,707	25,886	152,567	124,316

Gross realized gains	11,124	9,160	8,672	21,532	11,973	50,488	45,568
Gross realized losses	(13,487)	(13,720)	(21,552)	(4,871)	(3,997)	(53,630)	(14,868)
Net realized (losses) gains on fixed maturity investments	(2,363)	(4,560)	(12,880)	16,661	7,976	(3,142)	30,700
Net unrealized (losses) gains on fixed maturity investments trading	(52,984)	10,208	(48,104)	25,972	(1,520)	(64,908)	19,680
Net realized and unrealized gains (losses) on investments-related derivatives	6,447	(16,612)	19,816	(4,208)	(11,280)	5,443	(30,931)
Net realized gains (losses) on equity investments trading	149	(114)	8,832	7,481	2,330	16,348	10,908
Net unrealized gains (losses) on equity investments trading	5,934	(30,060)	5,624	(4,157)	32,969	(22,659)	11,076
Net realized and unrealized (losses) gains on investments	(42,817)	(41,138)	(26,712)	41,749	30,475	(68,918)	41,433
Change in net unrealized gains on fixed maturity investments available for sale	(257)	(243)	(560)	(183)	(292)	(1,243)	(855)
Total investment result	$2,844	$(13,043)	$11,332	$81,273	$56,069	$82,406	$164,894

Total investment return - annualized	0.1%	(0.6)%	0.5%	4.2%	3.3%	0.9%	2.4%

13

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
December 31, 2015	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,208,401	$1,208,401	13.4%	0.4%	$1,120,904	$86,247	$—	$1,150	$—	$100
		100.0%			92.8%	7.1%	—%	0.1%	—%	—%
Fixed maturity investments
U.S. treasuries	2,071,287	2,064,944	23.0%	1.3%	—	2,064,944	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	65,658	65,390	0.7%	1.3%	—	65,390	—	—	—	—
Other agencies	73,066	72,586	0.8%	2.0%	—	72,586	—	—	—	—
Total agencies	138,724	137,976	1.5%	1.7%	—	137,976	—	—	—	—
Municipal	580,670	583,282	6.5%	2.0%	153,367	331,927	89,299	7,564	1,125	—
Non-U.S. government (Sovereign debt)	344,901	334,981	3.7%	1.4%	197,667	107,330	19,108	10,876	—	—
Non-U.S. government-backed corporate	142,715	138,994	1.5%	1.3%	77,626	58,428	783	2,157	—	—
Corporate	2,100,277	2,055,323	22.9%	3.8%	35,943	140,831	635,660	717,100	505,437	20,352
Mortgage-backed
Residential mortgage-backed
Agency securities	508,283	504,518	5.6%	2.7%	—	504,518	—	—	—	—
Non-agency securities - Alt A	170,461	178,843	2.0%	4.7%	3,631	24,557	8,201	14,220	116,232	12,002
Non-agency securities - Prime	88,390	91,920	1.0%	3.8%	7,500	6,975	2,821	6,332	62,225	6,067
Total residential mortgage-backed	767,134	775,281	8.6%	3.3%	11,131	536,050	11,022	20,552	178,457	18,069
Commercial mortgage-backed	565,060	561,496	6.2%	2.9%	416,013	113,814	23,765	7,739	165	—
Total mortgage-backed	1,332,194	1,336,777	14.8%	3.1%	427,144	649,864	34,787	28,291	178,622	18,069
Asset-backed
Credit cards	31,416	31,320	0.3%	1.9%	31,320	—	—	—	—	—
Auto loans	18,081	17,977	0.2%	1.7%	17,777	200	—	—	—	—
Student loans	6,478	6,335	0.1%	2.0%	5,197	1,138	—	—	—	—
Other	75,077	74,909	0.8%	2.2%	71,652	3,257	—	—	—	—
Total asset-backed	131,052	130,541	1.4%	2.1%	125,946	4,595	—	—	—	—
Total securitized assets	1,463,246	1,467,318	16.2%	3.0%	553,090	654,459	34,787	28,291	178,622	18,069
Total fixed maturity investments	6,841,820	6,782,818	75.3%	2.5%	1,017,693	3,495,895	779,637	765,988	685,184	38,421
		100.0%			15.0%	51.5%	11.5%	11.3%	10.1%	0.6%
Equity investments trading		393,877	4.4%		—	—	—	—	—	393,877
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		241,253	2.7%		—	—	—	—	241,253	—
Private equity partnerships		214,848	2.4%		—	—	—	—	—	214,848
Senior secured bank loan fund		23,231	0.3%		—	—	—	—	—	23,231
Hedge funds		2,289	—%		—	—	—	—	—	2,289
Total other investments		481,621	5.4%		—	—	—	—	241,253	240,368
		100.0%			—%	—%	—%	—%	50.1%	49.9%
Investments in other ventures		132,351	1.5%		—	—	—	—	—	132,351
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$8,999,068	100.0%		$2,138,597	$3,582,142	$779,637	$767,138	$926,437	$805,117
		100.0%			23.8%	39.8%	8.7%	8.5%	10.3%	8.9%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

14

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	December 31, 2015		December 31, 2014		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,208,401	13.4%	$1,013,222	15.0%	$195,179	(1.6)%
Fixed maturity investments
U.S. treasuries	2,064,944	23.0%	1,671,471	24.8%	393,473	(1.8)%
Agencies
Fannie Mae and Freddie Mac	65,390	0.7%	89,919	1.3%	(24,529)	(0.6)%
Other agencies	72,586	0.8%	6,289	0.1%	66,297	0.7%
Total agencies	137,976	1.5%	96,208	1.4%	41,768	0.1%
Municipal	583,282	6.5%	—	—%	583,282	6.5%
Non-U.S. government (Sovereign debt)	334,981	3.7%	280,651	4.2%	54,330	(0.5)%
Non-U.S. government-backed corporate	138,994	1.5%	146,467	2.2%	(7,473)	(0.7)%
Corporate	2,055,323	22.9%	1,610,442	23.9%	444,881	(1.0)%
Mortgage-backed
Residential mortgage-backed
Agency securities	504,518	5.6%	316,620	4.7%	187,898	0.9%
Non-agency securities - Alt A	178,843	2.0%	149,754	2.2%	29,089	(0.2)%
Non-agency securities - Prime	91,920	1.0%	103,296	1.5%	(11,376)	(0.5)%
Total residential mortgage-backed	775,281	8.6%	569,670	8.4%	205,611	0.2%
Commercial mortgage-backed	561,496	6.2%	381,051	5.7%	180,445	0.5%
Total mortgage-backed	1,336,777	14.8%	950,721	14.1%	386,056	0.7%
Asset-backed
Credit cards	31,320	0.3%	9,686	0.1%	21,634	0.2%
Auto loans	17,977	0.2%	10,380	0.2%	7,597	—%
Student loans	6,335	0.1%	585	—%	5,750	0.1%
Other	74,909	0.8%	6,959	0.1%	67,950	0.7%
Total asset-backed	130,541	1.4%	27,610	0.4%	102,931	1.0%
Total securitized assets	1,467,318	16.2%	978,331	14.5%	488,987	1.7%
Total fixed maturity investments	6,782,818	75.3%	4,783,570	71.0%	1,999,248	4.3%
Equity investments trading	393,877	4.4%	322,098	4.8%	71,779	(0.4)%
Other investments
Catastrophe bonds	241,253	2.7%	200,329	3.0%	40,924	(0.3)%
Private equity partnerships	214,848	2.4%	281,932	4.2%	(67,084)	(1.8)%
Senior secured bank loan fund	23,231	0.3%	19,316	0.3%	3,915	—%
Hedge funds	2,289	—%	2,570	—%	(281)	—%
Total other investments	481,621	5.4%	504,147	7.5%	(22,526)	(2.1)%
Investments in other ventures	132,351	1.5%	120,713	1.7%	11,638	(0.2)%
Total managed investment portfolio	$8,999,068	100.0%	$6,743,750	100.0%	$2,255,318

15

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	December 31, 2015
Issuer	Total	Short term investments	Fixed maturity investments
Goldman Sachs Group Inc.	$61,784	$—	$61,784
Bank of America Corp.	59,273	—	59,273
JP Morgan Chase & Co.	55,433	—	55,433
Morgan Stanley	50,517	—	50,517
HSBC Holdings PLC	32,003	—	32,003
Wells Fargo & Co.	27,070	—	27,070
Verizon Communications Inc.	24,390	—	24,390
Ford Motor Co.	23,467	—	23,467
Royal Bank of Canada	23,197	—	23,197
Credit Suisse Group AG	19,301	—	19,301
Total (1)	$376,435	$—	$376,435

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

16

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2015
Catastrophe Reinsurance	$237,345	$146,969	$179,947	$564,261
Specialty Reinsurance	529,952	126,650	1,148,015	1,804,617
Lloyd's	84,964	22,085	263,440	370,489
Other	2,071	—	25,607	27,678
Total	$854,332	$295,704	$1,617,009	$2,767,045

September 30, 2015
Catastrophe Reinsurance	$259,614	$168,296	$189,096	$617,006
Specialty Reinsurance	516,315	123,991	1,153,278	1,793,584
Lloyd's	73,016	24,410	250,573	347,999
Other	3,132	2,129	32,212	37,473
Total	$852,077	$318,826	$1,625,159	$2,796,062

June 30, 2015
Catastrophe Reinsurance	$298,100	$160,903	$184,729	$643,732
Specialty Reinsurance	537,224	104,897	1,202,717	1,844,838
Lloyd's	68,525	20,867	231,272	320,664
Other	3,697	2,139	32,578	38,414
Total	$907,546	$288,806	$1,651,296	$2,847,648

March 31, 2015
Catastrophe Reinsurance	$284,684	$158,165	$179,342	$622,191
Specialty Reinsurance	542,201	97,281	1,182,865	1,822,347
Lloyd's	61,703	17,064	218,952	297,719
Other	3,515	2,354	33,442	39,311
Total	$892,103	$274,864	$1,614,601	$2,781,568

December 31, 2014
Catastrophe Reinsurance	$253,431	$150,825	$138,411	$542,667
Specialty Reinsurance	106,293	79,457	357,960	543,710
Lloyd's	65,295	14,168	204,984	284,447
Other	5,212	2,354	34,120	41,686
Total	$430,231	$246,804	$735,475	$1,412,510

17

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended December 31, 2015			Three months ended December 31, 2014
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,796,062	$141,416	$2,654,646	$1,532,780	$79,043	$1,453,737
Incurred claims and claim expenses
Current year	160,629	21,740	138,889	78,910	6,231	72,679
Prior years	(49,215)	(12,339)	(36,876)	(92,516)	(7,834)	(84,682)
Total incurred claims and claim expenses	111,414	9,401	102,013	(13,606)	(1,603)	(12,003)
Paid claims and claim expenses
Current year	42,003	21,340	20,663	35,475	14,876	20,599
Prior years	98,428	(5,049)	103,477	71,189	(4,130)	75,319
Total paid claims and claim expenses	140,431	16,291	124,140	106,664	10,746	95,918
Reserve for claims and claim expenses, end of period	$2,767,045	$134,526	$2,632,519	$1,412,510	$66,694	$1,345,816

	Twelve months ended December 31, 2015			Twelve months ended December 31, 2014
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$1,412,510	$66,694	$1,345,816	$1,563,730	$101,025	$1,462,705
Incurred claims and claim expenses
Current year	726,363	115,678	610,685	377,310	35,565	341,745
Prior years	(181,391)	(18,944)	(162,447)	(148,729)	(4,931)	(143,798)
Total incurred claims and claim expenses	544,972	96,734	448,238	228,581	30,634	197,947
Paid claims and claim expenses
Current year	159,987	32,695	127,292	54,832	15,002	39,830
Prior years	428,295	(65)	428,360	324,969	49,963	275,006
Total paid claims and claim expenses	588,282	32,630	555,652	379,801	64,965	314,836
Amounts acquired (1)	1,397,845	3,728	1,394,117	—	—	—
Reserve for claims and claim expenses, end of period	$2,767,045	$134,526	$2,632,519	$1,412,510	$66,694	$1,345,816
(1) Represents the fair value of Platinum's reserve for claims and claim expenses and reinsurance recoverable acquired at March 2, 2015.

18

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Numerator:
Net income available to RenaissanceRe common shareholders	$92,206	$75,529	$73,233	$167,843	$170,767
Amount allocated to participating common shareholders (1)	(1,076)	(867)	(819)	(2,025)	(2,312)
	$91,130	$74,662	$72,414	$165,818	$168,455
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,131	44,564	45,303	39,631	37,752
Per common share equivalents of employee stock options and restricted shares	382	349	354	390	393
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,513	44,913	45,657	40,021	38,145

Basic income per RenaissanceRe common share	$2.11	$1.68	$1.60	$4.18	$4.46
Diluted income per RenaissanceRe common share	$2.09	$1.66	$1.59	$4.14	$4.42

	Twelve months ended
(common shares in thousands)	December 31, 2015	December 31, 2014
Numerator:
Net income available to RenaissanceRe common shareholders	$408,811	$510,337
Amount allocated to participating common shareholders (1)	(4,721)	(6,760)
	$404,090	$503,577
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,157	39,425
Per common share equivalents of employee stock options and restricted shares	369	543
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,526	39,968

Basic income per RenaissanceRe common share	$9.36	$12.77
Diluted income per RenaissanceRe common share (2)	$9.28	$12.60

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

19

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Tower Hill Companies	$1,676	$4,135	$4,294	$3,011	$4,276
Top Layer Re	1,498	1,738	2,174	2,616	2,364
Other	122	(143)	(308)	(332)	(1,802)
Total equity in earnings of other ventures	$3,296	$5,730	$6,160	$5,295	$4,838

	Twelve months ended
	December 31, 2015	December 31, 2014
Tower Hill Companies	$13,116	$18,376
Top Layer Re	8,026	10,411
Other	(661)	(2,712)
Total equity in earnings of other ventures	$20,481	$26,075

Other Income (Loss)

	Three months ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$8,306	$1,749	$1,162	$1,317	$1,044
Other items	(106)	557	265	222	175
Total other income	$8,200	$2,306	$1,427	$1,539	$1,219

	Twelve months ended
	December 31, 2015	December 31, 2014
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$12,534	$1,321
Other items	938	(1,744)
Total other income (loss)	$13,472	$(423)

20

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Platinum Bermuda (1)	A	A-	—	—
Renaissance Reinsurance U.S. (1)	A	A+	—	—
RenaissanceRe Specialty Risks (1)	A	A+	—	—
RenaissanceRe Specialty U.S. (1)	A	A+	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations and net other-than-temporary impairments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Twelve months ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Net income available to RenaissanceRe common shareholders	$92,206	$75,529	$73,233	$167,843	$170,767	$408,811	$510,337
Adjustment for net realized and unrealized losses (gains) on investments	42,817	41,138	26,712	(41,749)	(30,475)	68,918	(41,433)
Operating income available to RenaissanceRe common shareholders	$135,023	$116,667	$99,945	$126,094	$140,292	$477,729	$468,904

Net income available to RenaissanceRe common shareholders per common share - diluted	$2.09	$1.66	$1.59	$4.14	$4.42	$9.28	$12.60
Adjustment for net realized and unrealized losses (gains) on investments	0.98	0.92	0.59	(1.04)	(0.80)	1.58	(1.04)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$3.07	$2.58	$2.18	$3.10	$3.62	$10.86	$11.56

Return on average common equity - annualized	8.5%	6.9%	6.6%	17.1%	20.1%	9.8%	14.9%
Adjustment for net realized and unrealized losses (gains) on investments	4.0%	3.8%	2.4%	(4.3)%	(3.6)%	1.6%	(1.2)%
Operating return on average common equity - annualized	12.5%	10.7%	9.1%	12.9%	16.5%	11.4%	13.7%

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from total Catastrophe Reinsurance segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Book value per common share	$99.13	$97.41	$96.43	$95.21	$90.15
Adjustment for goodwill and other intangibles (1)	(6.59)	(6.65)	(6.51)	(6.64)	(0.86)
Tangible book value per common share	92.54	90.76	89.92	88.57	89.29
Adjustment for accumulated dividends	15.48	15.18	14.88	14.58	14.28
Tangible book value per common share plus accumulated dividends	$108.02	$105.94	$104.80	$103.15	$103.57

Quarterly change in book value per common share	1.8%	1.0%	1.3%	5.6%	5.1%
Quarterly change in tangible book value per common share plus change in accumulated dividends	2.3%	1.3%	1.9%	(0.5)%	5.5%
Year to date change in book value per common share	10.0%				12.3%
Year to date change in tangible book value per common share plus change in accumulated dividends	5.0%				13.9%

(1)
At December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, goodwill and other intangibles included $23.2 million, $22.9 million, $23.5 million, $24.4 million and $25.3 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

23